Cybersecurity Risk Management and Strategy Disclosure	12 Months Ended
Sep. 30, 2024
Cybersecurity Risk Management, Strategy, and Governance [Line Items]
Cybersecurity Risk Management Processes for Assessing, Identifying, and Managing Threats [Text Block]	We have established cybersecurity risk management to identify, assess, and mitigate cybersecurity risks alongside other business risks. The process is in alignment with our strategic objectives and risk appetite. We may engage assessors, consultants, auditors, or other third parties to enhance our cyber security risk management processes. Any cybersecurity incidents are closely monitored for their potential impact on our business strategy, operations, and financial condition.
Cybersecurity Risk Materially Affected or Reasonably Likely to Materially Affect Registrant [Flag]	false
Cybersecurity Risk Management Processes Integrated [Flag]	true
Cybersecurity Risk Management Third Party Engaged [Flag]	true